Exhibit 21

ALABAMA
CareOne Home Health Services, Inc.
Four Rivers Medical Center PHO, Inc.
Selma Medical Center Hospital, Inc.

ALASKA
Chugach PT, Inc.
Columbia Behavioral Healthcare, Inc.
Columbia North Alaska Healthcare, Inc.

ARKANSAS
Columbia Health System of Arkansas, Inc.

BERMUDA
Parthenon Insurance Company, Limited

CALIFORNIA
Center for Advanced Imaging, LLC
CFC Investments, Inc.
CH Systems
Chino Community Hospital Corporation, Inc.
Columbia ASC Management, L.P.
Columbia Riverside, Inc.
Columbia/HCA San Clemente, Inc.
Encino Hospital Corporation, Inc.
Far West Division, Inc.
Galen-Soch, Inc.
Good Samaritan Surgery Center, L.P.
HCA Health Services of California, Inc.
Healdsburg General Hospital, Inc.
L E Corporation
Las Encinas Hospital
Los Gatos Surgical Center, a California Limited Partnership
Los Gatos Surgical Center
Los Robles Regional Medical Center
Los Robles Hospital & Medical Center
Thousand Oaks Surgical Hospital, a Campus of Los Robles Hospital & Medical Center
Los Robles SurgiCenter, LLC
Los Robles SurgiCenter
MCA Investment Company
Mission Bay Memorial Hospital, Inc.
Neuro Affiliates Company
Riverside Healthcare System, L.P.
Riverside Community Hospital
Riverside Holdings, Inc.
Riverside Surgicenter, L.P.
San Joaquin Surgical Center, Inc.
San Jose Pathology Outreach, LLC
Southwest Surgical Clinic, Inc.
Surgicare of Good Samaritan, LLC
Surgicare of Los Gatos, Inc.
Surgicare of Los Robles, LLC

Surgicare of Riverside, LLC
Surgicare of West Hills, Inc.
West Hills Hospital
West Hills Hospital & Medical Center
West Hills Surgical Center, Ltd.
West Hills Surgical Center
West Los Angeles Physicians’ Hospital, Inc.
Westminster Community Hospital

CAYMAN ISLANDS
Health Midwest Insurance Company, Ltd.

COLORADO
Altitude Mid Level Providers, LLC
Centrum Surgery Center, Ltd.
Centrum Surgical Center
Clear Creek Surgery Center, LLC
Clear Creek Surgery Center
Colorado Health Systems, Inc.
Columbine Psychiatric Center, Inc.
Continental Division I, Inc.
Denver Mid-Town Surgery Center, Ltd.
Midtown Surgical Center
Diagnostic Mammography Services, G.P.
Galen of Aurora, Inc.
HCA-HealthONE LLC
North Suburban Medical Center
Presbyterian/St. Luke’s Medical Center
Rose Medical Center
Sky Ridge Medical Center
Swedish Medical Center
The Medical Center of Aurora
Health Care Indemnity, Inc.
HealthONE at Breckenridge, LLC
HealthONE Aurora Investment, LLC
HealthONE Clear Creek, LLC
HealthONE Clinic Services — Bariatric Medicine, LLC
HealthONE Clinic Services — Behavioral Health, LLC
HealthONE Clinic Services — Cancer Specialties, LLC
HealthONE Clinic Services — Cardiovascular, LLC
HealthONE Clinic Services — Medical Specialties, LLC
HealthONE Clinic Services — Neurosciences, LLC
HealthONE Clinic Services — Obstetrics and Gynecology, LLC
HealthONE Clinic Services — Occupational Medicine, LLC
HealthONE Clinic Services — Oncology Hematology, LLC
HealthONE Clinic Services — Orthopedic Specialists, LLC
HealthONE Clinic Services — Otolaryngology Specialists, LLC
HealthONE Clinic Services — Pediatric Cardiovascular Surgery, LLC
HealthONE Clinic Services — Pediatric Specialties, LLC
HealthONE Clinic Services — Primary Care, LLC
HealthONE Clinic Services — Spine Surgeons LLC
HealthONE Clinic Services — Surgery Neurological, LLC
HealthONE Clinic Services — Surgical Specialties, LLC
HealthONE Clinic Services — Youth Rehabilitation LLC

HealthONE Clinic Services LLC
HealthOne Heart Care LLC
HealthONE High Street Primary Care Center, LLC
HealthONE Institutes for Clinical Research, LLC
HealthOne Lincoln Investment, LLC
HealthONE Lowry, LLC
HealthONE of Denver, Inc.
HealthONE Radiation Therapy at Red Rocks, LLC
HealthONE Radiation Therapy at Thornton, LLC
HealthONE Ridge View Endoscopy Center, LLC
Ridge View Endoscopy Center
HealthONE Surgicare of Ridge View, LLC
HealthONE Urologic, LLC
HealthOne Westside Investment, LLC
Hospital-Based CRNA Services, Inc.
Lakewood Outpatient Surgical Center, Ltd.
Lakewood Surgicare, Inc.
Lincoln Surgery Center, LLC
Lincoln Surgery Center
Lowry Surgery Center, LLC
Lowry Surgery Center
Medical Care America Colorado, LLC
Medical Imaging of Colorado LLC
Mountain View MRI Associates, Ltd.
MOVCO, Inc.
New Rose Holding Company, Inc.
North Suburban Medical Group
North Suburban Spine Center, L.P.
Musculoskeletal Surgery Center
North Suburban Surgery Center, L.P.
North Suburban Surgery Center
Outpatient Surgery Center of Lakewood, L.P.
P/SL Hyperbaric Partnership
Proaxis Therapy HealthOne LLC
Red Rocks Surgery Center, LLC
Red Rocks Surgery Center
Rocky Mountain Pediatric Hematology Oncology, LLC
Rocky Mountain Surgery Center, LLC
Rocky Mountain Surgery Center
Rose Ambulatory Surgery Center, L.P.
Rose Surgical Center
Rose Health Partners, LLC
Rose Medical Plaza, Ltd.
Rose POB, Inc.
Sky Ridge Spine Manager, LLC
Sky Ridge Surgery Center, L.P.
Sky Ridge Surgical Center
Sky Ridge Total Joint Manager, LLC
Southwest Medpro, Ltd.
Surgery Center of the Rockies, LLC
Surgicare of Denver Mid-Town, Inc.
Surgicare of North Suburban, LLC
Surgicare of Rose, LLC
Surgicare of Sky Ridge, LLC

Surgicare of Southeast Denver, Inc.
Surgicare of Swedish, LLC
Surgicare of Thornton, LLC
Swedish Medpro, Inc.
Swedish MOB II, Inc.
Swedish MOB III, Inc.
Swedish MOB IV, Inc.
Swedish MOB, LLC
Urology Surgery Center of Colorado, LLC
Urology Surgery Center

DELAWARE
AC Med, LLC
Aligned Business Consortium Group, L.P.
Alpharetta Imaging Services, LLC
Alternaco, LLC
American Medicorp Development Co.
Ami-Point GA, LLC
AOGN, LLC
Appledore Medical Group, Inc.
AR Holding 1, LLC
AR Holding 2, LLC
AR Holding 3, LLC
AR Holding 4, LLC
AR Holding 5, LLC
AR Holding 6, LLC
AR Holding 7, LLC
AR Holding 8, LLC
AR Holding 9, LLC
AR Holding 10, LLC
AR Holding 11, LLC
AR Holding 12, LLC
AR Holding 13, LLC
AR Holding 14, LLC
AR Holding 15, LLC
AR Holding 16, LLC
AR Holding 17, LLC
AR Holding 18, LLC
AR Holding 19, LLC
AR Holding 20, LLC
AR Holding 21, LLC
AR Holding 22, LLC
AR Holding 23, LLC
AR Holding 24, LLC
AR Holding 25, LLC
AR Holding 26, LLC
AR Holding 27, LLC
AR Holding 28, LLC
AR Holding 29, LLC
AR Holding 30, LLC
Arkansas Medical Park, LLC
ASD Shared Services, LLC
Atlanta Healthcare Management, L.P.
Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.
Aventura Cancer Center Manager, LLC
Bayshore Partner, LLC
Belton Family Practice Clinic, LLC
Boca Raton Open Imaging Center, LLC
Boynton Beach EFL Imaging Center, LLC
Bradenton Outpatient Services, LLC
Brandon Imaging Manager, LLC
Brandon Regional Cancer Center, LLC
Brandon SRS Management Services, LLC
C/HCA Capital, Inc.
C/HCA, Inc.
California Imaging Center Manager, LLC
Cancer Centers of North Florida, LLC
Cancer Services of Aventura, LLC
Carolina Forest Imaging Manager, LLC
Centennial CyberKnife Center, LLC
Centennial CyberKnife Manager, LLC
Centerpoint Medical Center of Independence, LLC
Centerpoint Medical Center
Central Florida Diagnostic Cardiology Center, LLC
Central Florida Imaging Services, LLC
Central Health Holding Company, Inc.
Central Health Services Hospice, Inc.
Chattanooga ASC, LLC
CHC Finance Co.
CHC Payroll Agent, Inc.
CHCA Bayshore, L.P.
Bayshore Medical Center
CHCA Clear Lake, L.P.
Clear Lake Regional Medical Center
Mainland Medical Center, a campus of Clear Lake Regional Medical Center
CHCA Conroe, L.P.
Conroe Regional Medical Center
CHCA Hospital LP, Inc.
CHCA Mainland, L.P.
CHCA Palmyra Partner, Inc.
CHCA West Houston, L.P.
West Houston Medical Center
CHCA Woman’s Hospital, L.P.
Woman’s Hospital of Texas
Cheray and Samuels, LLC
Clear Lake Cardiac Catheterization Center, L.P.
Clear Lake Cardiac GP, LLC
Clear Lake Merger, LLC
Clear Lake Regional Partner, LLC
ClinicServ, LLC
Clipper Cardiovascular Associates, Inc.
Coastal Bend Hospital, Inc.
Coastal Healthcare Services, Inc.
Cobb Imaging Services, LLC
Coliseum Health Group, LLC
Coliseum Medical Center, LLC
Coliseum Medical Centers

Coliseum Psychiatric Center, LLC
Coliseum Center for Behavioral Health
Coliseum Surgery Center, L.L.C.
Columbia Behavioral Health, LLC
Columbia Hospital (Palm Beaches) Limited Partnership
West Palm Hospital
Columbia Hospital Corporation of Fort Worth
Columbia Hospital Corporation of Houston
Columbia Hospital Corporation-Delaware
Columbia Palm Beach GP, LLC
Columbia Rio Grande Healthcare, L.P.
Rio Grande Regional Hospital
Columbia Valley Healthcare System, L.P.
Valley Regional Medical Center
Columbia Westbank Healthcare, L.P.
Columbia/HCA Middle East Management Company
Columbia-SDH Holdings, Inc.
Columbus Cath Lab, Inc.
Columbus Cath Lab, LLC
Concept EFL Imaging Center, LLC
Concept West EFL Imaging Center, LLC
Conroe Partner, LLC
CoralStone Management, Inc.
COSCORP, LLC
CPS TN Processor 1, Inc.
CRMC-M, LLC
Dallas/Ft. Worth Physician, LLC
Delray EFL Imaging Center, LLC
Doctors Hospital of Augusta, LLC
Doctors Hospital
Douglasville Imaging Services, LLC
East Florida Imaging Holdings, LLC
EMMC, LLC
EP Health, LLC
EP Holdco, LLC
EPIC Development, Inc.
EPIC Diagnostic Centers, Inc.
EPIC Healthcare Management Company
EPIC Surgery Centers, Inc.
Extendicare Properties, Inc.
Fairview Park GP, LLC
Fairview Partner, LLC
Family Care of E. Jackson County, LLC
FHAL, LLC
Forest Park Surgery Pavilion, Inc.
Forest Park Surgery Pavilion, L.P.
Fort Bend Hospital, Inc.
Galen (Kansas) Merger, LLC
Galen BH, Inc.
Galen Finance, LLC
Galen Global Finance, Inc.
Galen GOK, LLC
Galen Holdco, LLC
Galen Hospital Alaska, Inc.

Alaska Regional Hospital
Galen International Capital, Inc.
Galen International Holdings, Inc.
Galen KY, LLC
Galen LA, LLC
Galen MCS, LLC
Galen Medical Corporation
Galen MRMC, LLC
Galen NMC, LLC
Galen NSH, LLC
Galen SOM, LLC
Galen SSH, LLC
Galendeco, Inc.
GalTex, LLC
Garden Park Community Hospital Limited Partnership
Gardens EFL Imaging Center, LLC
Georgia Health Holdings, Inc.
Georgia, L.P.
GHC-Galen Health Care, LLC
Good Samaritan Hospital, L.P.
Good Samaritan Hospital
Good Samaritan Hospital, LLC
Goppert-Trinity Family Care, LLC
GPCH-GP, Inc.
Garden Park Medical Center
Grand Strand Regional Medical Center, LLC
Grand Strand Regional Medical Center
Grandview Health Care Clinic, LLC
H.H.U.K., Inc.
HCA — IT&S Field Operations, Inc.
HCA — IT&S Inventory Management, Inc.
HCA — IT&S TN Field Operations, Inc.
HCA American Finance LLC
HCA Health Services of Midwest, Inc.
HCA Holdco, LLC
HCA Imaging Services of North Florida, Inc.
HCA Inc.
HCA International Finance LLP
HCA Management Services, L.P.
HCA Outpatient Imaging Services Group, Inc.
HCA Property GP, LLC
HCA Psychiatric Company
HCA Squared, LLC
HCA Wesley Rehabilitation Hospital, Inc.
HCA-Access Healthcare Holdings, LLC
HCA-Access Healthcare Partner, Inc.
HCA-EmCare Holdings, LLC
HCA-EMS Holdings, LLC
HCA-Urgent Care Holdings, LLC
HCAPS Anesthesia Manager, LLC
Health Insight Capital, LLC
Health Services (Delaware), Inc.
Health Services Merger, Inc.

Healthcare Technology Assessment Corporation
Healthco, LLC
Healthnet of Kentucky, LLC
Healthserv Acquisition, LLC
Healthtrust MOB Tennessee, LLC
Healthtrust Purchasing Group, L.P.
Healthtrust, Inc. — The Hospital Company
Hearthstone Home Health, Inc.
Heathrow Imaging, LLC
Hendersonville ODC, LLC
Henrico Doctors Hospital — Forest Campus Property, LLC
HHNC, LLC
Highway 50 Real Estate, LLC hInsight — Nasolux Holdings, LLC hInsight-Airstrip Holdings, LLC hInsight-InVivoLink Holdings, LLC
HM OMCOS, LLC
Hospital Corp., LLC
Hospital Development Properties, Inc.
Hospital Partners Merger, LLC
Houston Healthcare Holdings, Inc.
Houston Woman’s Hospital Partner, LLC
HPG Enterprises, LLC
HPG Solutions, LLC
HSS Holdco, LLC
HSS Systems, LLC
HTI Hospital Holdings, Inc.
HTI MOB, LLC
Imaging Services of Appomattox, LLC
Imaging Services of Jacksonville, LLC
Imaging Services of Louisiana Manager, LLC
Imaging Services of Louisiana, LLC
Imaging Services of Orlando, LLC
Imaging Services of Richmond, LLC
Imaging Services of Roanoke, LLC
Imaging Services of West Boynton, LLC
IMX Holdings, LLC
Independence Regional Medical Group, LLC
Indian Path, LLC
Indianapolis Hospital Partner, LLC
Integrated Regional Laboratories, LLP
InterMedHx, LLC
Jackson County Medical Group, LLC
JCSH, LLC
JCSHLP, LLC
JFK Medical Center Limited Partnership
JFK Medical Center
Jupiter EFL Imaging Center, LLC
JV Investor, LLC
Kansas Healthserv, LLC
Katy Medical Center, Inc.
Kendall Regional Medical Center, LLC
Lake City Imaging, LLC
Lakeland Medical Center, LLC
Lakeside Radiology, LLC
Lakeview Medical Center, LLC

Lakeview Regional Medical Center
Laredo Medco, LLC
Lee’s Summit Family Care, LLC
Lewis-Gale Medical Center, LLC
LewisGale Medical Center
Low Country Health Services, Inc. of the Southeast
Macon Healthcare, LLC
Macon Northside Health Group, LLC
Macon Northside Hospital, LLC
Coliseum Northside Hospital
Management Services Holdings, Inc.
Mayhill Cancer Center, LLC
Medical Arts Hospital of Texarkana, Inc.
Medical Care America, LLC
Medical Care Financial Services Corp.
Medical Care Real Estate Finance, Inc.
Medical Center of Plano Partner, LLC
Medical Centers of Oklahoma, LLC
Medical City Dallas Partner, LLC
Medical Corporation of America
Medical Office Buildings of Kansas, LLC
Medical Specialties, Inc.
MediStone Healthcare Ventures, Inc.
MediVision of Mecklenburg County, Inc.
MediVision of Tampa, Inc.
MediVision, Inc.
Miami Beach EFL Imaging Center, LLC
MidAmerica Oncology, LLC
Mid-Continent Health Services, Inc.
Middle Georgia Hospital, LLC
Midtown Diagnostics, LLC
Midwest Division — ACH, LLC
Allen County Hospital
Midwest Division — CMC, LLC
Midwest Division — LRHC, LLC
Lafayette Regional Health Center
Midwest Division — LSH, LLC
Lee’s Summit Medical Center
Midwest Division — MCI, LLC
Midwest Division — MMC, LLC
Menorah Medical Center
Midwest Division — OPRMC, LLC
Overland Park Regional Medical Center
Midwest Division — PFC, LLC
Midwest Division — RMC, LLC
Research Medical Center
Midwest Division — RPC, LLC
Research Psychiatric Center
Midwest Holdings, Inc.
Midwest Medicine Associates, LLC
Midwest Metropolitan Physicians Group, LLC
Mira Healthcare, LLC
Mobile Corps., Inc.
MRT&C, Inc.

Nashville Shared Services General Partnership
North Augusta Imaging Management, LLC
North Augusta Imaging Services, LLC
North Brandon Imaging, LLC
North Florida Cancer Center Lake City, LLC
North Florida Cancer Center Live Oak, LLC
North Florida Cancer Center Tallahassee, LLC
North Florida Radiation Oncology, LLC
North Miami Beach Surgery Center Limited Partnership
North Miami Beach Surgical Center
North Miami Beach Surgical Center, LLC
North Tampa Imaging, LLC
North Texas Medical Center, Inc.
Northeast Florida Cancer Services, LLC
Northwest Fla. Home Health Agency, Inc.
Notami Hospitals, LLC
Notami, LLC
Notco, LLC
NTGP, LLC
NTMC Ambulatory Surgery Center, L.P.
NTMC Management Company
NTMC Venture, Inc.
Ocala Stereotactic Radiosurgery Partner, LLC
Ocala Stereotactic Radiosurgery, LLC
Ogden Tomotherapy Manager, LLC
Ogden Tomotherapy, LLC
OHH Imaging Services, LLC
Oncology Services of Corpus Christi Manager, LLC
Oncology Services of Corpus Christi, LLC
Orlando Outpatient Surgical Center, Inc.
Outpatient Cardiovascular Center of Central Florida, LLC
Outpatient GP, LLC
Outpatient LP, LLC
Outpatient Services — LAD, LLC
Outpatient Services Holdings, Inc.
Palm Beach EFL Imaging Center, LLC
Palms West Hospital Limited Partnership
Palms West Hospital
Palmyra Park GP, Inc.
Paragon SDS, Inc.
Paragon WSC, Inc.
Parallon Holdings, LLC
Parkland Physician Services, Inc.
Parkway Hospital, Inc.
Pearland Partner, LLC
Pinellas Medical, LLC
Pioneer Medical, LLC
Plano Heart Institute, L.P.
Plano Heart Management, LLC
Plantation General Hospital, L.P.
Mercy Hospital, a Campus of Plantation General Hospital
Plantation General Hospital
PMM, Inc.
POH Holdings, LLC

Portsmouth Regional Ambulatory Surgery Center, LLC
Portsmouth Regional Ambulatory Surgery Center
Preferred Works WC, LLC
Primary Care Acquisition, Inc.
Primary Medical Management, Inc.
Radiation Oncology Manager, LLC
RCH, LLC
Red Rock at Maryland Parkway, LLC
Red Rock at Smoke Ranch, LLC
Red Rock Holdco, LLC
Reston Hospital Center, LLC
Reston Hospital Center
RHA MSO, LLC
Riverside CyberKnife Manager, LLC
Riverside CyberKnife, LLC
Riverside Hospital, Inc.
Riverside Imaging, LLC
Round Rock Hospital, Inc.
Samaritan, LLC
San Bernardino Imaging, LLC
San Jose Healthcare System, LP
Regional Medical Center of San Jose
San Jose Hospital, L.P.
San Jose Medical Center, LLC
San Jose, LLC
Sarah Cannon Research Institute, LLC
SCRI Holdings, LLC
SJMC, LLC
SMCH, LLC
South Bay Imaging, LLC
South Brandon Imaging, LLC
South Valley Hospital, L.P.
Southtown Women’s Clinic, LLC
Spalding Rehabilitation L.L.C.
Spalding Rehabilitation Hospital
Spring Hill Imaging, LLC
Springview KY, LLC
Stereotactic Radiosurgery Systems of Brandon, LLC
Stiles Road Imaging LLC
Stones River Hospital, LLC
Suburban Medical Center at Hoffman Estates, Inc.
Summit General Partner, Inc.
Summit Outpatient Diagnostic Center, LLC
Sun Bay Medical Office Building, Inc.
Sun City Imaging, LLC
Sun-Med, LLC
Sunrise Hospital and Medical Center, LLC
Sunrise Hospital & Medical Center
Surgicare of Denton, Inc.
Surgicare of Plano, Inc.
Surgico, LLC
Swedish MOB Acquisition, Inc.
TBHI Outpatient Services, LLC
Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.
Terre Haute Regional Hospital, L.P.
Terre Haute Regional Hospital
The Medical Group of Kansas City, LLC
Total Imaging — Parsons, LLC
Town Plaza Family Practice, LLC
Trident Medical Center, LLC
Trident Medical Center
Tuckahoe Surgery Center, LP
Parham Surgery Center
Ultra Imaging Management Services, LLC
Ultra Imaging of Tampa, LLC
Urgent Care Enterprise, LLC
Utah Medco, LLC
Value Health Management, Inc.
VHSC Plantation, LLC
Vision Consulting Group LLC
Washington Holdco, LLC
Wesley Cath Lab, LLC
Wesley Manager, LLC
Wesley Medical Center, LLC
Wesley Medical Center
Galichia Heart Hospital
West Boynton Beach Open Imaging Center, LLC
West Florida Imaging Services, LLC
West Florida PET Services, LLC
West Houston, LLC
Westbury Hospital, Inc.
WHG Medical, LLC
WJHC, LLC
Woman’s Hospital Merger, LLC
Women’s Hospital Indianapolis GP, Inc.
Women’s Hospital Indianapolis, L.P.

FLORIDA
Access 2 Health Care Physicians, LLC
Access Health Care Physicians, LLC
Access Management Co., LLC
Ace Leasing II, LLC
All About Staffing, Inc.
Ambulatory Laser Associates, GP
Ambulatory Surgery Center Group, Ltd.
Ambulatory Surgery Center
Atlantis Surgicare, LLC
Aventura Comprehensive Cancer Research Group of Florida, Inc.
Aventura Healthcare Specialists LLC
Aventura Neurosurgery, LLC
BAMI Property, LLC
Bannerman Family Care, LLC
Bay Hospital, Inc.
Gulf Coast Medical Center
Bayonet Point Surgery Center, Ltd.
Bayonet Point Surgery and Endoscopy Center

Bayside Ambulatory Center, LLC
Bayside Ambulatory Center
Beach Primary Care, LLC
Behavioral Health Sciences of West Florida, LLC
Belleair Surgery Center, Ltd.
Belleair Surgery Center
Big Cypress Medical Center, Inc.
Bonita Bay Surgery Center, Inc.
Bonita Bay Surgery Center, Ltd.
Bradenton Cardiology Physician Network, LLC
Brandon Surgi-Center, Ltd.
Brandon Surgery Center
Broward Cardiovascular Surgeons, LLC
Broward Healthcare System, Inc.
Broward Neurosurgeons, LLC
Cape Coral Surgery Center, Inc.
Cape Coral Surgery Center, Ltd.
Capital Regional Healthcare, LLC
Capital Regional Heart Associates LLC
CCH-GP, Inc.
Cedarcare, Inc.
Cedars BTW Program, Inc.
Cedars Gastroenterologists, LLC
Cedars Healthcare Group, Ltd.
Cedars International Cardiology Consultants, LLC
Cedars Medical Center Hospitalists, LLC
Central Florida Cardiology Interpretations, LLC
Central Florida Division Practice, Inc.
Central Florida Obstetrics & Gynecology Associates, LLC
Central Florida Physician Network, LLC
Central Florida Regional Hospital, Inc.
Central Florida Regional Hospital
Collier County Home Health Agency, Inc.
Columbia Behavioral Health, Ltd.
Columbia Behavioral Healthcare of South Florida, Inc.
Columbia Central Florida Division, Inc.
Columbia Development of Florida, Inc.
Columbia Eye and Specialty Surgery Center, Ltd.
Tampa Eye & Specialty Surgery Center
Columbia Florida Group, Inc.
Columbia Hospital Corporation of Central Miami
Columbia Hospital Corporation of Kendall
Columbia Hospital Corporation of Miami
Columbia Hospital Corporation of Miami Beach
Columbia Hospital Corporation of North Miami Beach
Columbia Hospital Corporation of South Broward
Westside Regional Medical Center
Columbia Hospital Corporation of South Dade
Columbia Hospital Corporation of South Florida
Columbia Hospital Corporation of South Miami
Columbia Hospital Corporation of Tamarac
Columbia Hospital Corporation-SMM
Columbia Jacksonville Healthcare System, Inc.
Columbia Lake Worth Surgical Center Limited Partnership

Columbia Midtown Joint Venture
Columbia North Central Florida Health System Limited Partnership
Columbia North Florida Regional Medical Center Limited Partnership
Columbia Ocala Regional Medical Center Physician Group, Inc.
Columbia Palm Beach Healthcare System Limited Partnership
Columbia Park Healthcare System, Inc.
Columbia Park Medical Center, Inc.
Columbia Physician Services — Florida Group, Inc.
Columbia Primary Care, LLC
Columbia Resource Network, Inc.
Columbia Tampa Bay Division, Inc.
Columbia-Osceola Imaging Center, Inc.
Community Hospital Family Practice, LLC
Coral Springs Surgi-Center, Ltd.
Surgery Center at Coral Springs
Countryside Surgery Center, Ltd.
Countryside Surgery Center
Daytona Medical Center, Inc.
Diagnostic Breast Center, Inc.
Doctors Osteopathic Medical Center, Inc.
Doctors Same Day Surgery Center, Inc.
Doctors Same Day Surgery Center, Ltd.
Doctors Same Day Surgery Center
DOMC Property, LLC
East Florida Behavioral Health Network, LLC
East Florida Cardiology Network, LLC
East Florida Division, Inc.
East Florida Emergency Physician Group, LLC
East Florida Hospitalists, LLC
East Florida Primary Care, LLC
East Pointe Hospital, Inc.
Edward White Hospital, Inc.
Edward White Hospital
Emergency Providers Group LLC
Englewood Community Hospital, Inc.
Englewood Community Hospital
Family Care Partners, LLC
Fawcett Memorial Hospital, Inc.
Fawcett Memorial Hospital
Florida Home Health Services-Private Care, Inc.
Florida Outpatient Surgery Center, Ltd.
Florida Surgery Center
Fort Myers Market, Inc.
Fort Pierce Immediate Care Center, Inc.
Fort Pierce Orthopaedics, LLC
Fort Pierce Surgery Center, Ltd.
Fort Walton Beach Medical Center, Inc.
Fort Walton Beach Medical Center
Freeport Family Medicine, LLC
Ft. Pierce Surgicare, LLC
Ft. Walton Beach Anesthesia Services, LLC
Gainesville GYN Oncology of North Florida Regional Medical Center, LLC
Gainesville Physicians, LLC
Galen Diagnostic Multicenter, Ltd.

Galen Hospital-Pembroke Pines, Inc.
Galen of Florida, Inc.
St. Petersburg General Hospital
Galencare, Inc.
Brandon Regional Hospital
Northside Hospital
Grant Center Hospital of Ocala, Inc.
Gulf Coast Inpatient Specialists, LLC
Gulf Coast Medical Center Primary Care, LLC
Gulf Coast Multispecialty Services, LLC
Hamilton Memorial Hospital, Inc.
HCA — Viera ALF, LLC
HCA — WHS Progressive, LLC
HCA — WHS Services, LLC
HCA Family Care Center, Inc.
HCA Health Services of Florida, Inc.
Blake Medical Center
Oak Hill Hospital
Regional Medical Center Bayonet Point
St. Lucie Medical Center
HCA Health Services of Miami, Inc.
HCA Outpatient Clinic Services of Miami, Inc.
HCA Sarasota Orthopedic and Spine Clinical Co-Management Company, LLC
HD&S Corp. Successor, Inc.
HealthCoast Physician Group, LLC
Heathrow Internal Medicine, LLC
Heritage Family Care, LLC
Homecare North, Inc.
Hospital Corporation of Lake Worth
ICC Healthcare, LLC
Integrated Regional Lab, LLC
Integrated Regional Laboratories Pathology Services, LLC
Intensive Care Consortium, Inc.
Internal Medicine Services of Osceola, LLC
Jacksonville Multispecialty Services, LLC
Jacksonville Specialists, LLC
Jacksonville Surgery Center, Ltd.
Jacksonville Surgery Center
JFK Internal Medicine Faculty Practice, LLC
JFK Occupational Medicine, LLC
JFK Real Properties, Ltd.
Kendall Healthcare Group, Ltd.
Kendall Regional Medical Center
Kendall Vascular Surgery, LLC
Kingsley Family Care, LLC
Kissimmee Surgicare, Ltd.
Kissimmee Surgery Center
LAD Imaging, LLC
Lake City Regional Medical Group, LLC
Lake Nona Hospital, Inc.
Largo Cardiology, LLC
Largo Medical Center, Inc.
Largo Medical Center
Largo Medical Center — Indian Rocks

Largo Physician Group, LLC
Laurel Grove Surgery Center, LLC
Lawnwood Cardiovascular Surgery, LLC
Lawnwood Healthcare Specialists, LLC
Lawnwood Medical Center, Inc.
Lawnwood Regional Medical Center & Heart Institute
Lawnwood Pavilion Physician Services, LLC
Live Oak Immediate Care Center, LLC
M & M of Ocala, Inc.
Manatee Surgicare, Ltd.
Gulf Coast Surgery Center
Marion Community Hospital, Inc.
Ocala Regional Medical Center
Medical Associates of Ocala, LLC
Medical Center of Port St. Lucie, Inc.
Medical Center of Santa Rosa, Inc.
Medical Imaging Center of Ocala [General Partnership]
Medical Partners of North Florida, LLC
Memorial Family Practice Associates, LLC
Memorial Health Primary Care at St. Johns Bluff, LLC
Memorial Healthcare Group, Inc.
Memorial Hospital Jacksonville
Specialty Hospital
Memorial Neurosurgery Group, LLC
Memorial Surgicare, Ltd.
Plaza Surgery Center II
Mercy ASC, LLC
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
Miami Beach Healthcare Group, Ltd.
Aventura Hospital and Medical Center
Miami-Dade Cardiology Consultants, LLC
Miami Lakes Surgery Center, Ltd.
Miami Lakes Surgery Center
Navarre Family Care, LLC
Network MS of Florida, Inc.
New Port Richey Hospital, Inc.
Medical Center of Trinity
New Port Richey Surgery Center, Ltd.
New Port Richey Surgery Center
Niceville Family Practice, LLC
North Central Florida Health System, Inc.
North Florida Division I, Inc.
North Florida Division Practice, Inc.
North Florida GI Center GP, Inc.
North Florida GI Center, Ltd.
North Florida Endoscopy Center
North Florida Immediate Care Center, Inc.
North Florida Neurosurgery, LLC
North Florida Outpatient Imaging Center, Ltd.
North Florida Physician Services, Inc.
North Florida Physicians, LLC
North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.
North Florida Regional Medical Center
North Florida Regional Otolaryngology, LLC
North Florida Regional Trauma, LLC
North Florida Rehab Investments, LLC
North Florida Surgical Associates, LLC
North Palm Beach County Surgery Center, LLC
North County Surgicenter
North River Physician Network, LLC
North Transfer Center, LLC
Northside MRI, Inc.
Northwest Florida Cardiology, LLC
Northwest Florida Healthcare Systems, Inc.
Northwest Florida Multispecialty Physicians, LLC
Northwest Florida Primary Care, LLC
Northwest Medical Center, Inc.
Northwest Medical Center
Notami Hospitals of Florida, Inc.
Lake City Medical Center
Oak Hill Acquisition, Inc.
Oak Hill Family Care, LLC
Oak Hill Hospitalists, LLC
Ocala Health Company Care, LLC
Ocala Health Imaging Services, LLC
Ocala Health Primary Care, LLC
Ocala Health Surgical Group, LLC
Ocala Health Trauma, LLC
Ocala Regional Outpatient Services, Inc.
Okaloosa Hospital, Inc.
Twin Cities Hospital
Okeechobee Hospital, Inc.
Raulerson Hospital
Orange Park Hospitalists, LLC
Orange Park Medical Center, Inc.
Orange Park Medical Center
Orlando Surgicare, Ltd.
Same Day Surgicenter of Orlando
Osceola Neurological Associates, LLC
Osceola Physician Network, LLC
Osceola Regional Hospital, Inc.
Osceola Regional Medical Center
Osceola Regional Hospitalists, LLC
Osceola Surgical Associates, LLC
Outpatient Surgical Services, Ltd.
Outpatient Surgical Services
P&L Associates
Palm Beach General Surgery, LLC
Palm Beach Healthcare System, Inc.
Palm Beach Hospitalists Program, LLC
Palms West Gastroenterology, LLC
Palms West Pediatric Neurosurgery, Inc.
Palms West Surgery Center, Ltd.
Palms West Surgicenter
Park South Imaging Center, Ltd.

Pediatric Intensivist Group, LLC
Pensacola Primary Care, Inc.
Pinellas Surgery Center, Ltd.
Center for Special Surgery
Pinnacle Physician Network, LLC
Poinciana Medical Center, Inc.
Poinciana Medical Specialists, LLC
Port St. Lucie Surgery Center, Ltd.
St. Lucie Surgery Center
Premier Medical Management, Ltd.
Primary Care Medical Associates, Inc.
Pulmonary Renal Intensivist Group, LLC
Putnam Hospital, Inc.
Raulerson Gastroenterology, LLC
Raulerson GYN, LLC
Raulerson Primary Care, LLC
Sarasota Doctors Hospital, Inc.
Doctors Hospital of Sarasota
South Broward Practices, Inc.
South Florida Division Practice, Inc.
South Transfer Center, LLC
Southwest Florida Health System, Inc.
Southwest Florida Regional Medical Center, Inc.
Space Coast Surgical Center, Ltd.
Merritt Island Surgery Center
Specialty Hospitalists at Ft. Walton Beach, LLC
Spinal Disorder and Pain Treatment Institute, LLC
St. Lucie Hospitalists, LLC
St. Lucie Medical Center Hyperbarics, LLC
St. Lucie Medical Center Walk-In Clinic, LLC
St. Lucie Medical Specialists, LLC
St. Lucie West Primary Care, LLC
St. Petersburg General Surgery, LLC
Sun City Hospital, Inc.
South Bay Hospital
Surgery Center of Atlantis, LLC
Atlantis Outpatient Center
Surgery Center of Aventura, Ltd.
Surgery Center of Aventura
Surgery Center of Ft. Pierce, Ltd
Surgery Center of Port Charlotte, Ltd.
Gulf Pointe Surgery Center
Surgical Park Center, Ltd.
Surgical Park Center
Surgicare America — Winter Park, Inc.
Surgicare of Altamonte Springs, Inc.
Surgicare of Aventura, LLC
Surgicare of Bayonet Point, Inc.
Surgicare of Bayside, LLC
Surgicare of Brandon, Inc.
Surgicare of Central Florida, Inc.
Surgicare of Countryside, Inc.
Surgicare of Florida, Inc.
Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.
Surgicare of Laurel Grove, LLC
Surgicare of Manatee, Inc.
Surgicare of Merritt Island, Inc.
Surgicare of Miami Lakes, LLC
Surgicare of New Port Richey, Inc.
Surgicare of Orange Park, Inc.
Surgicare of Orange Park, Ltd.
Orange Park Surgery Center
Surgicare of Orlando, Inc.
Surgicare of Palms West, LLC
Surgicare of Pinellas, Inc.
Surgicare of Plantation, Inc.
Surgicare of Port Charlotte, LLC
Surgicare of Port St. Lucie, Inc.
Surgicare of St. Andrews, Inc.
Surgicare of St. Andrews, Ltd.
Surgery Center at St. Andrews
Surgicare of Stuart, Inc.
Surgicare of Tallahassee, Inc.
Tallahassee Community Network, Inc.
Tallahassee Medical Center, Inc.
Capital Regional Medical Center
Tallahassee Orthopaedic Surgery Partners, Ltd.
Tallahassee Outpatient Surgery Center
Tampa Bay Health System, Inc.
Tampa Surgi-Centre, Inc.
The Neurohealth Sciences Center, LLC
Total Imaging — Hudson, LLC
Total Imaging — North St. Petersburg, LLC
Travel Medicine and Infections, LLC
University Healthcare Specialists, LLC
University Hospital, Ltd.
University Hospital and Medical Center
Venture Ambulatory Surgery Center, LLC
Venture Ambulatory Surgery Center
Venture Medical Management, LLC
West Florida Behavioral Health, Inc.
West Florida Cardiology Network, LLC
West Florida Cardiology Physicians, LLC
West Florida Division, Inc.
West Florida Gulf Coast Primary Care, LLC
West Florida HealthWorks, LLC
West Florida Internal Medicine, LLC
West Florida Physician Network, LLC
West Florida Regional Medical Center, Inc.
West Florida Hospital
West Florida Specialty Physicians, LLC
West Florida Trauma Network, LLC
West Jacksonville Medical Center, Inc.
Westside Surgery Center, Ltd.
Parkside Surgery Center
Wildwood Medical Center, Inc.
Women’s Health Center of Central Florida, LLC

GEORGIA
Acworth Immediate Care, LLC
Albany Family Practice, LLC
Albany Neurosurgery Center, LLC
AOSC Sports Medicine, Inc.
Atlanta Home Care, L.P.
Atlanta Outpatient Surgery Center, Inc.
Atlanta Surgery Center, Ltd.
Atlanta Outpatient Surgery Center
Augusta Inpatient Services, LLC
Augusta Multispecialty Services, LLC
Augusta Primary Care Services, LLC
Augusta Specialty Hospitalists, LLC
Augusta Urgent Care Services, LLC
Buckhead Surgical Services, L.P.
Byron Family Practice, LLC
Cartersville Medical Center, LLC
Cartersville Medical Center
Cartersville Occupational Medicine Center, LLC
Cartersville Physician Practice I, LLC
Cartersville Urgent Care, LLC
CCBH Psychiatric Hospitalists, LLC
Center for Colorectal Care, LLC
Center for Occupational Medicine, LLC
Chatsworth Hospital Corp.
Church Street Partners
Coliseum Health Group, Inc.
Coliseum Park Hospital, Inc.
Coliseum Primary Care Services, LLC
Coliseum Primary Healthcare — Macon, LLC
Coliseum Primary Healthcare — Riverside, LLC
Coliseum Professional Associates, LLC
Coliseum Same Day Surgery Center, L.P.
Coliseum Same Day Surgery Center
Columbia Coliseum Same Day Surgery Center, Inc.
Columbia Polk General Hospital, Inc.
Columbia Surgicare of Augusta, Ltd.
Augusta Surgical Center
Columbia-Georgia PT, Inc.
Columbus Cardiology, Inc.
Columbus Doctors Hospital, Inc.
Diagnostic Services, G.P.
Doctors Hospital Columbus GA-Joint Venture
Doctors Hospital of Augusta Neurology, LLC
Doctors Hospital Surgery Center, L.P.
Evans Surgery Center
Doctors-I, Inc.
Doctors-II, Inc.
Doctors-III, Inc.
Doctors-IV, Inc.
Doctors-IX, Inc.
Doctors-V, Inc.
Doctors-VI, Inc.
Doctors-VII, Inc.

Doctors-VIII, Inc.
Doctors-X, Inc.
Dublin Community Hospital, LLC
Dublin Heart Specialists, LLC
Dublin Multispecialty, LLC
Dunwoody Physician Practice Network, Inc.
Eastside General Surgery, LLC
Eastside Medical Center, LLC
Eastside Medical Center
Eastside Surgery Center, LLC
EHCA Diagnostics, LLC
EHCA Eastside Occupational Medicine Center, LLC
EHCA Metropolitan, LLC
EHCA Parkway, LLC
EHCA Peachtree, LLC
EHCA West Paces, LLC
EHCA, LLC
Fairview Medical Services, LLC
Fairview Park, Limited Partnership
Fairview Park Hospital
Georgia Psychiatric Company, Inc.
Grace Family Practice, LLC
Grayson Primary Care, LLC
Greater Gwinnett Internal Medicine Associates, LLC
Greater Gwinnett Physician Corporation
Gwinnett Community Hospital, Inc.
HCA Health Services of Georgia, Inc.
HCOL, Inc.
Heritage Medical Care, LLC
Hospitalists at Fairview Park, LLC
Hughston Hospital Services, LLC
Infectious Diseases Consultants of Southwest Georgia, LLC
Johns Creek Physician Services Corporation
Macon Psychiatric Hospitalists, LLC
Marietta Outpatient Medical Building, Inc.
Marietta Outpatient Surgery, Ltd.
Marietta Surgical Center
Marietta Surgical Center, Inc.
Med Corp., Inc.
MedFirst, Inc.
Medical Center — West, Inc.
Medical Oncology Associates, LLC
Middle Georgia Urgent Care Services, LLC
MOSC Sports Medicine, Inc.
North Georgia Primary Care Group, LLC
Northlake Medical Center, LLC
Northlake MultiSpecialty Associates, LLC
Northlake Physician Practice Network, Inc.
Northlake Surgical Center, L.P.
Northlake Surgical Center
Northlake Surgicare, Inc.
Orthopaedic Specialty Associates, L.P.
Orthopaedic Sports Specialty Associates, Inc.
Palmyra Brain & Spine Center, LLC

Palmyra Park Hospital, LLC
Palmyra Professional Fees, LLC
Redmond Anesthesia Services, LLC
Redmond Hospital Services, LLC
Redmond Neurosurgery, LLC
Redmond Park Health Services, Inc.
Redmond Park Hospital, LLC
Redmond Regional Medical Center
Redmond Physician Practice Company
Redmond Physician Practice Company II
Redmond Physician Practice Company III
Redmond Physician Practice XI, LLC
Rockbridge Primary Care, LLC
Rome Imaging Center Limited Partnership
Surgery Center of Rome, L.P.
The Surgery Center of Rome
Surgicare of Augusta, Inc.
Surgicare of Buckhead, LLC
Surgicare of Eastside, LLC
Surgicare of Evans, Inc.
Surgicare of Rome, Inc.
The Rankin Foundation
Urology Center of North Georgia, LLC
West Paces Services, Inc.

IDAHO
East Falls Cardiovascular and Thoracic Surgery, LLC
East Falls OBGYN, LLC
East Falls Family Medicine, LLC
East Falls Plastic Surgery, LLC
Eastern Idaho Health Services, Inc.
Eastern Idaho Regional Medical Center
Eastern Idaho Regional Medical Center Inpatient Services, LLC
Eastern Idaho Regional Medical Center Physician Services, LLC
EIRMC Hospitalist Services, LLC
Idaho Behavioral Health Services, LLC
Idaho Physician Services, Inc.
Patients First Neonatology, LLC
Patients First Neurology, LLC
West Valley Medical Center, Inc.
West Valley Medical Center
West Valley Medical Group, LLC
West Valley Professional Fee Billing, LLC
West Valley Therapy Services, LLC

ILLINOIS
Chicago Grant Hospital, Inc.
Columbia Chicago Division, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Surgicare — North Michigan Ave., L.P.
Galen of Illinois, Inc.
Illinois Psychiatric Hospital Company, Inc.
Smith Laboratories, Inc.

INDIA
All About Staffing (India) Private Limited

INDIANA
Advanced Neurosurgery, LLC
Advanced Orthopedics, LLC
Advanced Plastic Surgery Center of Terre Haute, LLC
Advanced Radiation Oncology Care, LLC
Basic American Medical, Inc.
Family Medicine of Terre Haute, LLC
Hospitalists of the Wabash Valley, LLC
Jeffersonville MediVision, Inc.
Regional Hospital Healthcare Partners, LLC
Surgicare of Indianapolis, Inc.
Surgicare of Terre Haute, LLC
Terre Haute Heart Lung Vascular Associates, LLC
Terre Haute MOB, L.P.
Terre Haute Obstetrics and Gynecology, LLC
Wabash Cardiology Associates, LLC
Wabash Valley Hospitalists, LLC

KANSAS
Care for Women, LLC
Family Health Medical Group of Overland Park, LLC
Galichia Anesthesia Services, LLC
Galichia Emergency Physicians, LLC
Heartland Women’s Group at Wesley, LLC
Johnson County Neurology, LLC
Johnson County Surgery Center, L.P.
Surgicenter of Johnson County
Johnson County Surgicenter, L.L.C.
Kansas Pulmonary and Sleep Specialists, LLC
Kansas Trauma and Critical Care Specialists, LLC
Menorah Medical Group, LLC
Menorah Urgent Care, LLC
MidAmerica Division, Inc.
Mid-America Surgery Center, LLC
Mid-America Surgery Institute, LLC
Mid-America Surgery Institute
Midwest Cardiology Specialists, LLC
Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC
Midwest Oncology Associates, LLC
Mill Creek Outpatient Services, LLC
MMC Sleep Lab Management, LLC
Neurology Associates of Kansas, LLC
Neuroscience Associates of Kansas City, LLC
OPRMC-HBP, LLC
Overland Park Cardiovascular, Inc.
Overland Park Medical Specialists, LLC
Overland Park Orthopedics, LLC
Overland Park Surgical Specialties, LLC
Paragyn Surgical, LLC
Pediatric Specialty Clinic LLC

Physician Associates of Corporate Woods, LLC
Quivira Internal Medicine, Inc.
Statland Medical Group, LLC
Surgery Center of Overland Park, L.P.
Overland Park Surgery Center
Surgicare of Overland Park, LLC
Surgicare of Wichita, Inc.
Surgicare of Wichita, LLC
Surgicare of Wichita
Surgicenter of Johnson County, Ltd.
Wesley Physician Services, LLC
Wesley Physicians — Anesthesiologist, LLC
Wesley Physicians — Cardiovascular, LLC
Wesley Physicians — Medical Specialties LLC
Wesley Physicians — Obstetrics and Gynecology LLC
Wesley Physicians — Primary Care LLC
Wesley Physicians — Surgical Specialties LLC
Wesley Select Network, LLC

KENTUCKY
CHCK, Inc.
Commonwealth Specialists of Kentucky, LLC
Frankfort Hospital, Inc.
Frankfort Regional Medical Center
Frankfort Orthopedics, LLC
Frankfort Wound Care, LLC
Galen of Kentucky, Inc.
Greenview Hospital, Inc.
Greenview Regional Hospital
Greenview PrimeCare, LLC
Hospitalists at Greenview Regional Hospital, LLC
Kentucky Cardiopulmonary Interpretation Services, LLC
Southern Kentucky Medicine Associates, LLC
Southern Kentucky Neurosurgical Associates, LLC
Southern Kentucky Urology, LLC
Surgery Center of Greenview, L.P.
Surgicare of Greenview, Inc.
Tri-County Community Hospital, Inc.
Western Kentucky Gastroenterology, LLC

LOUISIANA
Acadiana Care Center, Inc.
Acadiana Practice Management, Inc.
Acadiana Regional Pharmacy, Inc.
Avoyelles Family Care (A Medical Limited Liability Company)
Center for Digestive Diseases, LLC
Children’s Multi-Specialty Group, LLC
CLASC Manager, LLC
Columbia Healthcare System of Louisiana, Inc.
Columbia West Bank Hospital, Inc.
Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.
Columbia/HCA of Baton Rouge, Inc.
Columbia/HCA of New Orleans, Inc.

Dauterive Hospital Corporation
Dauterive Hospital
Dauterive Physicians, LLC
HCA Health Services of Louisiana, Inc.
Lafayette OB Hospitalists, LLC
Lafayette Pediatric Neurology Center, LLC
Lafayette Surgery Center Limited Partnership
Lafayette Surgicare
Lafayette Surgicare, Inc.
Lafayette Urogynecology & Urology Center, LLC
Lakeside Women’s Services, LLC
Lakeview Regional Physician Group, LLC
Louisiana Psychiatric Company, Inc.
Medical Center of Baton Rouge, Inc.
Metairie Primary Care Associates, LLC
Notami (Opelousas), Inc.
Notami Hospitals of Louisiana, Inc.
Rapides After Hours Clinic, L.L.C.
Rapides Healthcare System, L.L.C.
Rapides Regional Medical Center
Rapides Regional Physician Group Primary Care, LLC
Rapides Regional Physician Group Specialty Care, LLC
Rapides Regional Physician Group, LLC
Rapides Surgery Center, LLC
RMCA Professionals Mgmt, LLC
Southwest Medical Center Family Practice, LLC
Southwest Medical Center Multi-Specialty Group, LLC
Southwest Medical Center Surgical Group, LLC
Surgicare Merger Company of Louisiana
Surgicare of Lakeview, Inc.
Surgicare Outpatient Center of Baton Rouge, Inc.
Surgicenter of East Jefferson, Inc.
The Regional Health System of Acadiana, LLC
The Regional Medical Center of Acadiana
Women’s & Children’s Hospital, a Campus of The Regional Medical Center of Acadiana
TUHC Anesthesiology Group, LLC
TUHC Hospitalist Group, LLC
TUHC Physician Group, LLC
TUHC Primary Care and Pediatrics Group, LLC
TUHC Radiology Group, LLC
Tulane Clinic, LLC
Tulane Professionals Management, L.L.C.
University Healthcare System, L.C.
Tulane Medical Center
Uptown Primary Care Associates, LLC
WGH, Inc.
Women’s & Children’s Pediatric Hematology/Oncology Center, LLC
Women’s & Children’s Pediatric Orthopedic Center, LLC
Women’s & Children’s Pulmonology Clinic, LLC
Women’s and Children’s Professional Management, L.L.C.
Women’s Multi-Specialty Group, LLC

LUXEMBOURG
HCA Luxembourg 1 Sarl
HCA Luxembourg 2 Sarl

MASSACHUSETTS
Columbia Hospital Corporation of Massachusetts, Inc.
Orlando Outpatient Surgical Center, Ltd.

MISSISSIPPI
Brookwood Medical Center of Gulfport, Inc.
Coastal Imaging Center of Gulfport, Inc.
Coastal Imaging Center, L.P.
Galen of Mississippi, Inc.
Garden Park Hospitalist Program, LLC
Garden Park Investments, L.P.
Garden Park Physician Group — Specialty Care, LLC
Garden Park Physician Group, Inc.
Gulf Coast Medical Ventures, Inc.
Southern Urology Associates, LLC
VIP, Inc.

MISSOURI
AB TIC Investments, LLC
Bone & Joint Specialists Physician Group, LLC
Cardiology Associates Medical Group, LLC
Cedar Creek Medical Group, LLC
Centerpoint Cardiology Services, LLC
Centerpoint Clinic of Blue Springs, LLC
Centerpoint Hospital Based Physicians, LLC
Centerpoint Medical Specialists, LLC
Centerpoint Orthopedics, LLC
Centerpoint Physicians Group, LLC
Centerpoint Women’s Services, LLC
Clinishare, Inc.
Endocrinology Associates of Lee’s Summit, LLC
Eye Care Surgicare, Ltd.
Eye Surgicare of Independence, LLC
Family Health Specialists of Lee’s Summit, LLC
Foot & Ankle Specialty Services, LLC
Harrisonville Family Medicine Group, LLC
HCA Midwest Comprehensive Care, Inc.
Health Midwest Medical Group, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
HEI Missouri, Inc.
HM Acquisition, LLC
Independence Neurosurgery Services, LLC
Independence Surgicare, Inc.
Jackson County Pulmonary Medical Group, LLC
Kansas City Gastroenterology & Hepatology Physicians Group, LLC
Kansas City Neurology Associates, LLC
Kansas City Perfusion Services, Inc.
Kansas City Pulmonology Practice, LLC
Kansas City Vascular & General Surgery Group, LLC

Lee’s Summit Urgent Care, LLC
Medical Center Imaging, Inc.
Metropolitan Multispecialty Physicians Group, Inc.
Mid-States Financial Services, Inc.
Midwest Cardiovascular & Thoracic Surgery, LLC
Midwest Division — RBH, LLC
Belton Regional Medical Center
Midwest Division Spine Care, LLC
Midwest Doctor’s Group, LLC
Midwest Infectious Disease Specialists, LLC
Midwest Specialty Care — Lee’s Summit, LLC
Midwest Trauma Services, LLC
Midwest Women’s Healthcare Specialists, LLC
Missouri Healthcare System, L.P.
National Association of Senior Friends
Notami Hospitals of Missouri, Inc.
Nuclear Diagnosis, Inc.
Ozarks Medical Services, Inc.
Precise Imaging, Inc.
Raymore Medical Group, LLC
Research Cardiology Associates, LLC
Research Family Physicians, LLC
Research Internal Medicine, LLC
Research Multi-Specialty Physicians Group, LLC
Research Neurology Associates, LLC
Research Neuroscience Institute, LLC
Research Psychiatric — 1500, LLC
RMC — Pulmonary, LLC
RMC Transplant Physicians, LLC
Senior Health Associates, LLC
Surgery Center of Independence, L.P.
Centerpoint Ambulatory Surgery Center
Surgical Care Medical Group, LLC
Surgicare of Kansas City, LLC
Surgicenter of Kansas City, L.L.C.
Surgicenter of Kansas City
Women’s Center at Brookside, LLC

NEVADA
CHC Holdings, Inc.
CHC Venture Co.
Columbia Hospital Corporation of West Houston
Fremont Women’s Health, LLC
Health Service Partners, Inc.
Las Vegas ASC, LLC
Las Vegas Physical Therapy, Inc.
Las Vegas Surgical Center, a Nevada limited partnership
Las Vegas Surgicare, Inc.
Las Vegas Surgicare, Ltd.
Las Vegas Surgery Center
Nevada Surgery Center of Southern Hills, L.P.
Nevada Surgicare of Southern Hills, LLC
Rhodes Limited-Liability Company

Sahara Outpatient Surgery Center, Ltd.
Sahara Surgery Center
Southern Hills Medical Center, LLC
Southern Hills Hospital & Medical Center
Specialty Surgicare of Las Vegas, LP
Specialty Surgery Center
Sunrise Flamingo Surgery Center, Limited Partnership
Flamingo Surgery Center
Sunrise Mountainview Hospital, Inc.
MountainView Hospital
Sunrise Mountainview Multi-Specialty Clinics, LLC
Sunrise Outpatient Services, Inc.
Sunrise Physician Services, LLC
Sunrise Trauma Services, LLC
Surgicare of Las Vegas, Inc.
Value Health Holdings, Inc.
VH Holdco, Inc.
VH Holdings, Inc.
Western Plains Capital, Inc.

NEW HAMPSHIRE
Appledore Medical Group II, Inc.
Derry ASC, Inc.
HCA Health Services of New Hampshire, Inc.
Parkland Medical Center
Portsmouth Regional Hospital
Med-Point of New Hampshire, Inc.
Occupational Health Services of PRH, LLC
Parkland Hospitalists Program, LLC
Parkland Oncology, LLC
Salem Surgery Center, Limited Partnership
Salem Surgery Center
Surgicare of Salem, LLC

NORTH CAROLINA
Brunswick Anesthesia, LLC
CareOne Home Health Services, Inc.
Cumberland Medical Center, Inc.
HCA — Raleigh Community Hospital, Inc.
Heritage Hospital, Inc.
HTI Health Services of North Carolina, Inc.
Mecklenburg Surgical Land Development, Ltd.
Raleigh Community Medical Office Building, Ltd.
Wake Psychiatric Hospital, Inc.

OHIO
Columbia/HCA Healthcare Corporation of Northern Ohio
Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.
Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.
Lorain County Surgery Center, Ltd.
Surgicare of Lorain County, Inc.
Surgicare of Westlake, Inc.
Westlake Surgicare, L.P.

OKLAHOMA
Columbia Doctors Hospital of Tulsa, Inc.
Columbia Oklahoma Division, Inc.
Edmond General Surgery, LLC
Edmond Hospitalists, LLC
Edmond Intensivists, LLC
Edmond Physician Hospital Organization, Inc.
Edmond Physician Services, LLC
Edmond Podiatry Associates, LLC
Edmond Spine and Orthopedic Services, LLC
Family Medicine Associates of Edmond, LLC
HCA Health Services of Oklahoma, Inc.
OU Medical Center
OU Medical Center Edmond
The Children’s Hospital
Healthcare Oklahoma, Inc.
Medi Flight of Oklahoma, LLC
Medical Imaging, Inc.
Millenium Health Care of Oklahoma, Inc.
Oklahoma Outpatient Surgery Limited Partnership
Oklahoma Surgicare
Oklahoma Physicians — Medical Specialties LLC
Oklahoma Physicians — Obstetrics and Gynecology LLC
Oklahoma Physicians — Primary Care LLC
Oklahoma Physicians — Surgical Specialties LLC
Oklahoma Surgicare, Inc.
Oklahoma Transplant Physicians, LLC
Plains Healthcare System, Inc.
Stephenson Laser Center, L.L.C.
Surgicare of Northwest Oklahoma Limited Partnership
Surgicare of Tulsa, Inc.
SWMC, Inc.

PHILIPPINES
All About Staffing Philippines, Inc.
Career Staffing U.S.A.

SOUTH CAROLINA
C/HCA Development, Inc.
Carolina Regional Surgery Center, Inc.
Carolina Regional Surgery Center, Ltd.
Grande Dunes Surgery Center
Coastal Carolina Home Care, Inc.
Coastal Carolina Multispecialty Associates, LLC
Coastal Carolina Primary Care, LLC
Coastal Inpatient Physicians, LLC
Colleton Ambulatory Care, LLC
Colleton Ambulatory Surgery Center
Colleton Diagnostic Center, LLC
Colleton Medical Anesthesia, LLC
Colleton Medical Hospitalists, LLC
Colleton Neurology Associates, LLC
Colleton Otolaryngology, Head and Neck Surgery, LLC
Columbia/HCA Healthcare Corporation of South Carolina

Columbia-CSA/HS Greater Columbia Area Healthcare System, L.P.
Doctors Hospital North Augusta Imaging Center, LLC
Doctor’s Memorial Hospital of Spartanburg, L.P.
Edisto Multispecialty Associates, Inc.
Grand Strand Senior Health Center, LLC
Grand Strand Specialty Associates, LLC
Grand Strand Surgical Specialists, LLC
North Augusta Rehab Health Center, LLC
North Charleston Diagnostic Imaging Center, LLC
South Atlantic Division, Inc.
South Carolina Imaging Employer Corp.
Tri-County Surgical Specialists, LLC
Trident Behavioral Health Services, LLC
Trident Eye Surgery Center, L.P.
Trident Eye Surgery Center
Trident Medical Services, Inc.
Trident Neonatology Services, LLC
Walterboro Community Hospital, Inc.
Colleton Medical Center

SWITZERLAND
Glemm SA
HCA Switzerland Finance Sarl
HCA Switzerland Holding Sarl

TENNESSEE
Arthritis Specialists of Nashville, Inc.
Athens Community Hospital, Inc.
Atrium Surgery Center, Ltd.
Centennial Cardiovascular Consultants, LLC
Centennial Heart, LLC
Centennial Neuroscience, LLC
Centennial Primary Care, LLC
Centennial Psychiatric Associates, LLC
Centennial Surgery Center, L.P.
Centennial Surgery Center
Centennial Surgical Associates, LLC
Centennial Surgical Clinic, LLC
Central Tennessee Hospital Corporation
TriStar Horizon Medical Center
Chattanooga Diagnostic Associates, LLC
Chattanooga Healthcare Network Partner, Inc.
Chattanooga Healthcare Network, L.P.
Columbia Integrated Health Systems, Inc.
Columbia Medical Group — Centennial, Inc.
Columbia Medical Group — Daystar, Inc.
Columbia Medical Group — Parkridge, Inc.
Columbia Medical Group — Southern Hills, Inc.
Columbia Medical Group — The Frist Clinic, Inc.
Dickson Corporate Health Services, LLC
Dickson Surgery Center, L.P.
Frist Clinic Express, LLC
Gastroenterology Specialists of Middle Tennessee, LLC
H2U Wellness Centers, LLC

HCA — Information Technology & Services, Inc.
HCA — IT&S PBS Field Operations, Inc.
HCA ASD Financial Operations, LLC
HCA ASD Sales Services, LLC
HCA Central Group, Inc.
HCA Chattanooga Market, Inc.
HCA Development Company, Inc.
HCA Eastern Group, Inc.
HCA Health Services of Tennessee, Inc.
TriStar Centennial Medical Center
TriStar Ashland City
TriStar Southern Hills Medical Center
TriStar StoneCrest Medical Center
TriStar Summit Medical Center
HCA Long Term Health Services of Miami, Inc.
Sister Emmanuel Hospital
HCA Medical Services, Inc.
HCA Physician Services, Inc.
HCA Realty, Inc.
Health to You, LLC
Healthcare Sales National Management Services Group, LLC
Healthtrust, Inc. — The Hospital Company
Hendersonville Hospital Corporation
TriStar Hendersonville Medical Center
Hendersonville Hospitalist Services, Inc.
Hendersonville OB/GYN, LLC
Hendersonville Primary Care, LLC
Hermitage Primary Care, LLC
Holly Hill/Charter Behavioral Health System, L.L.C.
Hometrust Management Services, Inc.
Horizon Orthopedics, LLC
Horizon Surgical, LLC
Hospital Corporation of Tennessee
Hospital Realty Corporation
Hospitalists at Centennial Medical Center, LLC
Hospitalists at Horizon Medical Center, LLC
Hospitalists at Parkridge, LLC
Hospitalists at StoneCrest, LLC
HTI Memorial Hospital Corporation
TriStar Skyline Madison Campus
TriStar Skyline Medical Center
Indian Path Hospital, Inc.
Indian Path Rehabilitation Center, Inc.
Internal Medicine Associates of Southern Hills, LLC
Lookout Valley Medical Center, LLC
Madison Behavioral Health, LLC
Madison Internal Medicine, LLC
McMinnville Cardiology, LLC
Med Group — Southern Hills Hospitalists, LLC
Medical Group — Dickson, Inc.
Medical Group — Southern Hills of Brentwood, LLC
Medical Group — Southern Hills of Nolensville, LLC
Medical Group — StoneCrest FP, Inc.
Medical Group — Stonecrest Pulmonology, LLC

Medical Group — StoneCrest, Inc.
Medical Group — Summit, Inc.
Medical Plaza Ambulatory Surgery Center Associates, L.P.
Plaza Day Surgery
Middle Tennessee Neurology LLC
Mid-State Physicians, LLC
Nashville Psychiatric Company, Inc.
Natchez Surgery Center, LLC
National Contact Center Management Group, LLC
Network Management Services, Inc.
Neurology Associates of Hendersonville, LLC
North Florida Regional Freestanding Surgery Center, L.P.
North Florida Surgical Pavilion
North Nashville Family Health Center, LLC
NPAS Affiliate, Inc.
NPAS Solutions, LLC
NPAS, Inc.
Old Fort Village, LLC
OneSourceMed, Inc.
Palmer Medical Center, LLC
Parallon Business Solutions, LLC
Parallon Credentialing Solutions, LLC
Parallon Enterprises, LLC
Parallon Health Information Solutions, LLC
Parallon Payroll Solutions, LLC
Parallon Physician Services, LLC
Parallon Workforce Management Solutions, LLC
Park View Insurance Company
Parkridge East Specialty Associates, LLC
Parkridge Hospitalists, Inc.
Parkridge Medical Associates, LLC
Parkridge Medical Center, Inc.
Parkridge East Hospital
Parkridge Medical Center
Parkridge Valley Hospital
Parkridge Professionals, Inc.
Parkside Surgery Center, Inc.
Plano Ambulatory Surgery Associates, L.P.
Surgery Center of Plano
Portland Primary Care, LLC
Portland Surgical, LLC
Premier ASC, LLC
Premier Orthopaedic Surgery Center
Pulmonary Medicine of Dickson, LLC
Rio Grande Surgery Center Associates, L.P.
Rio Grande Surgery Center
SCRI Scientifics, LLC
SCRI Services, LLC
Shelbyville Cardiology, LLC
Signal Mountain Primary Care, LLC
Skyline Medical Group, LLC
Skyline Neuroscience Associates, LLC
Skyline Rehab Associates, LLC
Skyline Riverside Medical Group, LLC

Southeast Surgical Solutions, LLC
Southern Hills Neurology Consultants, LLC
Southern Hills Orthopaedic Consultants, LLC
Specialist Group at Centennial, LLC
Spring Hill Hospital, Inc.
Spring Hill Physicians, LLC
SRS Acquisition, Inc.
St. Mark’s Ambulatory Surgery Associates, L.P.
St. Mark’s Outpatient Surgery Center
Sterling Primary Care Associates, LLC
Stonecrest Medical Group — Family Practice of Murfreesboro, LLC
Stonecrest Medical Group — SC Murfreesboro Family Practice, LLC
Sullins Surgical Center, Inc.
Summit Convenient Care at Lebanon, LLC
Summit Heart, LLC
Summit Research Solutions, LLC
Summit Surgery Center, L.P.
Summit Surgery Center
Summit Surgical Associates, LLC
Summit Walk-in Clinic, LLC
Surgery Center of Chattanooga, L.P.
Surgery Center of Chattanooga
Surgicare of Chattanooga, LLC
Surgicare of Dickson, LLC
Surgicare of Madison, Inc.
Surgicare of Natchez, LLC
Surgicare of Premier Orthopaedic, LLC
Surgicare of Southern Hills, Inc.
Surgicare of Wilson County, LLC
Surgicare Outpatient Center of Jackson, Inc.
Sycamore Shoals Hospital, Inc.
TCMC Madison-Portland, Inc.
Tennessee Healthcare Management, Inc.
Tennessee Valley Outpatient Diagnostic Center, LLC
The Charter Cypress Behavioral Health System, L.L.C.
Trident Ambulatory Surgery Center, L.P.
Trident Ambulatory Surgery Center
TriStar Cardiovascular Surgery, LLC
TriStar Gynecology Oncology, LLC
TriStar Health System, Inc.
TriStar Medical Group — Centennial Primary Care, LLC
TriStar Medical Network, LLC
TriStar OB/GYN, LLC
TriStar Radiation Oncology, LLC
Vascular and Endovascular Specialists, LLC
Vision Holdings, LLC
Wilson County Outpatient Surgery Center, L.P.
Women’s and Children’s Specialists, LLC

TEXAS
360 Community Alliance, LLC
Acute Kids Urgent Care of Medical City Children’s Hospital, PLLC
Administrative Physicians of North Texas, PLLC

Ambulatory Endoscopy Clinic of Dallas, Ltd.
Ambulatory Endoscopy Clinic of Dallas
Arlington Diagnostic South, Inc.
Arlington Neurosurgeons, PLLC
Arlington Primary Care, PLLC
Arlington Primary Medicine, PLLC
Arlington Vascular Surgery, PLLC
Austin Heart Cardiology MSO, LLC
Austin Heart, PLLC
Austin Medical Center, Inc.
Austin Physicians Management, LLC
Bailey Square Ambulatory Surgical Center, Ltd.
Bailey Square Surgery Center
Bailey Square Outpatient Surgical Center, Inc.
Barrow Medical Center CT Services, Ltd.
Bay Area Healthcare Group, Ltd.
Corpus Christi Medical Center
Bay Area Surgical Center Investors, Ltd.
Bay Area Surgicare Center, Inc.
Bayshore Occupational and Family Medicine, PLLC
Bayshore Surgery Center, Ltd.
Bedford-Northeast Community Hospital, Inc.
Bellaire Imaging, Inc.
Brownsville Specialists of Texas, PLLC
Brownsville Surgical Specialists, PLLC
Brownsville-Valley Regional Medical Center, Inc.
C. Medrano, M.D., PLLC
Calder Urgent Care, PLLC
Calloway Creek Surgery Center, L.P.
Calloway Creek Surgicare, LLC
Capital Area Cardiology
Capital Area Occupational Medicine, PLLC
Capital Area Primary Care, PLLC
Capital Area Providers
Capital Area Specialists, PLLC
Capital Area Surgeons, PLLC
Cardio Vascular Surgeons of North Texas, PLLC
Cardiology Specialists of North Texas, PLLC
Central San Antonio Surgical Center Investors, Ltd.
Central Texas Cardiac Arrhythmia Physicians, PLLC
CHC Management, Ltd.
CHC Payroll Company
CHC Realty Company
CHCA Pearland, L.P.
CHC-El Paso Corp.
CHC-Miami Corp.
Christina Cano-Gonzalez, M.D., PLLC
Clear Lake Family Physicians, PLLC
Clear Lake Multi-Specialty Group, PLLC
Clear Lake Regional Medical Center, Inc.
Clear Lake Surgicare, Ltd.
Bay Area Surgicare Center
Coastal Bend Hospital CT Services, Ltd.
Collin County Diagnostic Associates, PLLC

COL-NAMC Holdings, Inc.
Columbia Ambulatory Surgery Division, Inc.
Columbia Bay Area Realty, Ltd.
Columbia Call Center, Inc.
Columbia Central Group, Inc.
Columbia Champions Treatment Center, Inc.
Columbia GP of Mesquite, Inc.
Columbia Greater Houston Division Healthcare Network, Inc.
Columbia Hospital at Medical City Dallas Subsidiary, L.P.
Medical City Dallas Hospital
Columbia Hospital Corporation at the Medical Center
Columbia Hospital Corporation of Arlington
Columbia Hospital Corporation of Bay Area
Columbia Hospital Corporation of Corpus Christi
Columbia Hospital-El Paso, Ltd.
Columbia Medical Arts Hospital Subsidiary, L.P.
Columbia Medical Center at Lancaster Subsidiary, L.P.
Columbia Medical Center Dallas Southwest Subsidiary, L.P.
Columbia Medical Center of Arlington Subsidiary, L.P.
Medical Center of Arlington
Columbia Medical Center of Denton Subsidiary, L.P.
Denton Regional Medical Center
Columbia Medical Center of Las Colinas, Inc.
Las Colinas Medical Center
Columbia Medical Center of Lewisville Subsidiary, L.P.
Medical Center of Lewisville
Columbia Medical Center of McKinney Subsidiary, L.P.
Medical Center of McKinney
Columbia Medical Center of Plano Subsidiary, L.P.
Medical Center of Plano
Columbia North Hills Hospital Subsidiary, L.P.
North Hills Hospital
Columbia North Texas Healthcare System, L.P.
Columbia North Texas Subsidiary GP, LLC
Columbia North Texas Surgery Center Subsidiary, L.P.
Columbia Northwest Medical Center Partners, Ltd.
Columbia Northwest Medical Center, Inc.
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
Plaza Medical Center of Fort Worth
Columbia Psychiatric Management Co.
Columbia South Texas Division, Inc.
Columbia Specialty Hospital of Dallas Subsidiary, L.P.
Columbia Specialty Hospitals, Inc.
Columbia Surgery Group, Inc.
Columbia/HCA Healthcare Corporation of Central Texas
Columbia/HCA Heartcare of Corpus Christi, Inc.
Columbia/HCA International Group, Inc.
Columbia/HCA of Houston, Inc.
Columbia/HCA of North Texas, Inc.
Columbia/HCA Physician Hospital Organization Medical Center Hospital
Columbia-Quantum, Inc.
Comprehensive Radiology Management Services, Ltd.
Congenital Heart Surgery Center, PLLC
Conroe Hospital Corporation

Conroe Orthopedic Specialists, PLLC
Conroe Specialists of Texas, PLLC
Corpus Christi Healthcare Group, Ltd.
Corpus Christi Primary Care Associates, PLLC
Corpus Christi Radiation Oncology, PLLC
Corpus Christi Surgery Center, L.P.
Corpus Christi Surgery, Ltd.
Corpus Surgicare, Inc.
CP Surgery Center, LLC
Central Park Surgery Center
Dallas Cardiology Specialists, PLLC
Dallas CardioThoracic Surgery Consultants, PLLC
Dallas Hand Surgery Center, PLLC
Dallas Neuro-Stroke Affiliates, PLLC
Deep Purple Investments, LLC
Denton Cancer Center, PLLC
Denton County Hospitalist Program, PLLC
Denton Pediatric Physicians, PLLC
Denton Primary Care, PLLC
Denton Regional Ambulatory Surgery Center, L.P.
Day Surgery Center at Denton Regional Medical Center
DFW Physicians Group, PLLC
Doctors Bay Area Physician Hospital Organization
Doctors Hospital (Conroe), Inc.
E.P. Physical Therapy Centers, Inc.
East Houston Specialists, PLLC
El Paso Healthcare Provider Network
El Paso Healthcare System Physician Services, LLC
El Paso Healthcare System, Ltd.
Las Palmas Del Sol Healthcare
El Paso Nurses Unlimited, Inc.
El Paso Primary Care, PLLC
El Paso Surgery Centers, L.P.
East El Paso Surgery Center
Surgical Center of El Paso
El Paso Surgicenter, Inc.
Eldridge Family Practitioners, PLLC
Elite Family Health of Plano, PLLC
Elite OB-GYN Services of El Paso, PLLC
Elite Orthopaedics of El Paso, PLLC
Elite Orthopaedics of Irving, PLLC
Elite Orthopaedics of Plano, PLLC
Emergency Psychiatric Medicine, PLLC
Endoscopy Clinic of Dallas, Inc.
Endoscopy of Plano, L.P.
Endoscopy of Plano
Endoscopy Surgicare of Plano, LLC
EPIC Properties, Inc.
EPSC, L.P.
Family First Medicine in Brownsville, PLLC
Family Practitioners of Montgomery, PLLC
Family Practitioners of Pearland, PLLC
Flower Mound Surgery Center, Ltd.
Fort Worth Investments, Inc.

Frisco Warren Parkway 91, Inc.
G. Rowe, M.D. , PLLC
G. Schnider, M.D., PLLC
G.P. Martin Fletcher & Associates, LLC
Galen Hospital of Baytown, Inc.
General and Cardiovascular Surgeons of Conroe, PLLC
General Surgeons of Houston, PLLC
General Surgeons of North Richland Hills, PLLC
General Surgeons of Pasadena, PLLC
GI Associates of Denton, PLLC
Gramercy Surgery Center, Ltd.
Gramercy Outpatient Surgery Center
Greater Houston Preferred Provider Option, Inc.
Green Oaks Hospital Subsidiary, L.P.
Green Oaks Hospital
Gulf Coast Division, Inc.
Gulf Coast Physician Administrators, Inc.
H2U Wellness Centers — PISD, PLLC
H2U Wellness Centers — San Benito CISD, PLLC
HCA Central/West Texas Physicians Management, LLC
HCA Health Services of Texas, Inc.
HCA Pearland GP, Inc.
HCA Plano Imaging, Inc.
HCA Western Group, Inc.
HCAPS Conroe Affiliation, Inc.
Heart Specialist of North Texas, PLLC
Heartcare of Texas, Ltd.
Hidalgo County Family Practitioners, PLLC
Hidden Lakes Health Center, PLLC
Hip & Joint Specialists of North Texas, PLLC
Houston Northwest Surgical Partners, Inc.
Houston Pediatric Specialty Group, PLLC
HPG Energy, L.P.
HPG GP, LLC
HTI Gulf Coast, Inc.
HWCA, PLLC
Internal Medicine Associates of Huntsville, PLLC
J. M. Garcia, M.D., PLLC
Kathy L. Summers, M.D., PLLC
Kennedale Primary Care PLLC
Kingwood Multi-Specialty Group, PLLC
Kingwood Surgery Center, LLC
Humble Kingwood Endoscopy Center
KPH-Consolidation, Inc.
Kingwood Medical Center
Kyle Primary Care, PLLC
Las Colinas Primary Care, PLLC
Las Colinas Surgery Center, Ltd.
Las Colinas Surgery Center
Leadership Healthcare Holdings II L.P., L.L.P.
Leadership Healthcare Holdings L.P., L.L.P.
Leslie Cohan, M.D., PLLC
Longview Regional Physician Hospital Organization, Inc.
M. Jamshidi, D.O., PLLC

Mainland Family Medicine, PLLC
Mainland Multi-Specialty Group, PLLC
Mainland Primary Care Physicians, PLLC
Mark Gottesman, M.D., PLLC
Martin Fletcher Associates Holdings, Inc.
Martin, Fletcher & Associates, L.P.
Martin, Fletcher Locums, Inc.
Mary Alice Cowan, M.D., PLLC
Maternal Fetal Medicine Specialists of Corpus Christi, PLLC
McKinney Surgeons, PLLC
MEC Endoscopy, LLC
Memorial Endoscopy Center
Med City Dallas Outpatient Surgery Center, L.P.
Medical City Dallas Ambulatory Surgery Center
Med-Center Hosp./Houston, Inc.
Medical Care Surgery Center, Inc.
Medical City Dallas Hospital, Inc.
MediPurchase, Inc.
Methodist Healthcare System of San Antonio, Ltd., L.L.P.
Methodist Ambulatory Surgery Hospital — Northwest
Methodist Hospital
Methodist Specialty and Transplant Hospital
Methodist Stone Oak Hospital
Methodist Texsan Hospital, a Methodist Hospital facility
Metropolitan Methodist Hospital
Northeast Methodist Hospital
Methodist Medical Center ASC, L.P.
Methodist Ambulatory Surgery Center — Medical Center
Metroplex Surgicenters, Inc.
MFA G.P., LLC
MGH Medical, Inc.
MHS SC Partner, L.L.C.
MHS Surgery Centers, L.P.
Mid-Cities Surgi-Center, Inc.
Movement Disorders of North Texas, PLLC
National Patient Account Services, Inc.
Navarro Memorial Hospital, Inc.
Neuro Texas, PLLC
Neuro-Hospitalist of Clear Lake, PLLC
Neurological Eye Specialists of North Texas, PLLC
Neurological Specialists of McKinney, PLLC
Neurological Specialists, PLLC
Neurosurgical Specialists of El Paso, PLLC
Neurosurgical Specialists of North Texas, PLLC
North Austin Maternal Fetal Medicine, PLLC
North Austin Plastic Surgery Associates, PLLC
North Austin Surgery Center, L.P.
North Austin Surgery Center
North Central Methodist ASC, L.P.
Methodist Ambulatory Surgery Center — North Central
North Hills Cardiac Catheterization Center, L.P.
North Hills Catheterization Lab, LLC
North Hills Primary Care, PLLC

North Hills Surgicare, L.P.
Texas Pediatric Surgery Center
North Shore Specialists of Texas, PLLC
North Texas Cardiology, PLLC
North Texas Craniofacial Fellowship Program, PLLC
North Texas Division, Inc.
North Texas General, L.P.
North Texas Geriatrics, PLLC
North Texas Heart Surgery Center, PLLC
North Texas Internal Medicine Specialists, PLLC
North Texas Neuro Stroke OP, PLLC
North Texas of Hope, PLLC
North Texas Pulmonary Critical Care, PLLC
North Texas Sports and Orthopedics Center, PLLC
North Texas Stroke Center, PLLC
Northeast Methodist Surgicare, Ltd.
Northeast PHO, Inc.
Oakwood Surgery Center, Ltd., LLP
Oakwood Surgery Center
OB Hospitalists of Woman’s Hospital, PLLC
OB/Gyn Associates of Denton, PLLC
OB/GYN of Brownsville, PLLC
Occupational and Family Medicine of South Texas
Orthopedic Hospital, Ltd.
Texas Orthopedic Hospital
Outpatient Women’s and Children’s Surgery Center, Ltd.
Fannin Surgicare
Paragon of Texas Health Properties, Inc.
Paragon Physicians Hospital Organization of South Texas, Inc.
Paragon Surgery Centers of Texas, Inc.
Park Central Surgical Center, Ltd.
Park Central Surgical Center
Parkway Cardiac Center, Ltd.
Parkway Surgery Services, Ltd.
Pasadena Bayshore Hospital, Inc.
Pediatric Cardiac Intensivists of North Texas, PLLC
Pediatric Hospitalists of Conroe, PLLC
Pediatric Intensivists of El Paso, PLLC
Pediatric Specialists of Clear Lake, PLLC
Pediatric Surgicare, Inc.
Physicians Ambulatory Surgery Center, LLC
Physicians Endoscopy Center
Plano Surgery Center — GP, LLC
Plano Urology, PLLC
Plaza Primary Care, PLLC
Plaza Transplant Center, PLLC
Primary Care Plano, PLLC
Primary Care South, PLLC
Primary Care West, PLLC
Primary Health Network of South Texas
Quantum/Bellaire Imaging, Ltd.
Rim Building Partners, L.P.
Rio Grande Healthcare MSO, Inc.
Rio Grande NP, Inc.

Rio Grande Regional Hospital, Inc.
Rio Grande Regional Investments, Inc.
Rio Grande Valley Cardiology, PLLC
Rosewood Medical Center, Inc.
Rosewood Professional Building, Ltd.
Royal Oaks Surgery Center, L.P.
S. Faro, M.D. & C. Faro, M.D., PLLC
S.A. Medical Center, Inc.
San Antonio Division, Inc.
San Antonio Regional Hospital, Inc.
Sante Fe Family Practitioners, PLLC
SAPN, LLC
South Austin Surgery Center, Ltd.
Surgicare of South Austin
South Texas Surgicare, Inc.
Southern Texas Physicians’ Network
Specialty Associates of West Houston, PLLC
Spring Branch Family Practitioners, PLLC
Spring Branch Medical Center, Inc.
St. David’s Healthcare Partnership, L.P., LLP
Heart Hospital of Austin, a Campus of St. David’s Medical Center
St. David’s North Austin Medical Center
St. David’s Round Rock Medical Center
St. David’s Georgetown Hospital
St. David’s Medical Center
St. David’s South Austin Medical Center
St. David’s Cardiology, PLLC
St. David’s Neurology, PLLC
St. David’s OB Hospitalist, PLLC
STPN Manager, LLC
Sugar Land Surgery Center, Ltd.
Sugar Land Surgery Center
Sun Towers/Vista Hills Holding Co.
Surgery Center of Bay Area Houston, LLC
Bay Area Houston Endoscopy Center
Surgical Center of Irving, Inc.
Surgical Facility of West Houston, L.P.
Surgical Specialists of Clear Lake, PLLC
Surgical Specialists of Corpus Christi, PLLC
Surgicare of Arlington, LLC
Surgicare of Bay Area Endoscopy, LLC
Surgicare of Central Park Surgery Center, LLC
Surgicare of Central San Antonio, Inc.
Surgicare of Flower Mound, Inc.
Surgicare of Fort Worth Co-GP, LLC
Surgicare of Fort Worth, Inc.
Surgicare of Gramercy, Inc.
Surgicare of Houston Women’s, Inc.
Surgicare of Kingwood, LLC
Surgicare of McKinney, Inc.
Surgicare of Medical City Dallas, LLC
Surgicare of Memorial Endoscopy, LLC
Surgicare of North Austin, LLC
Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.
Surgicare of Pasadena, Inc.
Surgicare of Round Rock, Inc.
Surgicare of Royal Oaks, LLC
Surgicare of South Austin, Inc.
Surgicare of Southwest Houston, LLC
Surgicare of Sugar Land, Inc.
Surgicare of Travis Center, Inc.
Tarrant County Surgery Center, L.P.
Trinity Park Surgery Center
Texas Psychiatric Company, Inc.
The Cardiovascular Partnership for Quality, LLC
The West Texas Division of Columbia, Inc.
THN Physicians Association, Inc.
Travis Surgery Center, L.P.
Tuscan Imaging Center at Las Colinas, LLC
Urological Specialists of Arlington, PLLC
Urology Services of El Paso, PLLC
Village Oaks Medical Center, Inc.
W & C Hospital, Inc.
West Houston ASC, Inc.
West Houston Healthcare Group, Ltd.
West Houston Internal Specialists, PLLC
West Houston Outpatient Medical Facility, Inc.
West Houston Surgicare, Inc.
West LPN Fort Worth Oncology, PLLC
West LPN, Inc.
West McKinney Imaging Services, LLC
West Park Surgery Center, L.P.
McKinney Surgery Center
WHMC, Inc.
Woman’s Health Group, PLLC
Woman’s Hospital of Texas, Incorporated
Women Practitioners of Houston, PLLC
Women Specialists of Bayshore, PLLC
Women Specialists of Mainland, PLLC
Women’s Link Specialty Obstetrical Referral Clinic, PLLC
Women’sLink Center of Wylie — A Medical Center of Plano Facility, LLC

UNITED KINGDOM
Blossoms Healthcare LLP
Carriford Management Limited
Chelsea Outpatient Centre LLP
CoreTrust Europe Company Limited
Enhancecorp Limited
Galen Health Partners Limited
General Medical Clinics Limited
Get Yourself Tested Limited
Hamsard 3160 Limited
Hamsard 3214 LLP
Harley Street Clinic @ The Groves LLP
HCA Finance, LP
HCA Global Capital
HCA International Holdings Limited

HCA International Limited
Princess Grace Hospital
The Harley Street Clinic
The Portland Hospital for Women and Children
The Wellington Hospital
HCA Luxembourg Finance Limited
HCA Purchasing Limited
HCA Staffing Limited
HCA UK Capital Limited
HCA UK Holdings Limited
HCA UK Investments Limited
HCA UK Limited
HCA UK Services Limited
Healthtrust Europe Company Limited
Healthtrust Europe LLP
La Tour Finance Limited Partnership
Leaders in Oncology Care Limited
Leaders in Oncology Care Network Limited
LOC @ The Christie LLP
LOC @ The London Bridge Hospital LLP
LOC @ The Wellington Hospital LLP
LOC Partnership LLP
London Back Limited
London Radiography & Radiotherapy Services Limited
PET CT LLP
Re-GenMed Limited
Robotic Radiosurgery LLP
Roodlane Medical Limited
Sarah Cannon Research UK Limited
SCRI Global Services Limited
St. Martins Healthcare Limited
Lister Hospital
London Bridge Hospital
St. Martins Ltd.
St. Martins Medical Services Limited
The Christie Clinic LLP
The Glynne Medical Practice Limited
The Harley Street Cancer Clinic Limited
The London Stone Centre Limited
Twenty Seven Welbeck Street Limited
Walk In Health Limited
Wellington Diagnostic Services LLP

UTAH
Alta Internal Medicine, LLC
Bountiful Surgery Center, LLC
Lakeview Endoscopy Center
Brigham City Community Hospital Physician Services, LLC
Brigham City Community Hospital, Inc.
Brigham City Community Hospital
Brigham City Health Plan, Inc.

Columbia Ogden Medical Center, Inc.
Ogden Regional Medical Center
East Layton Internal Medicine, LLC
General Hospitals of Galen, Inc.
Gynecology Specialists of Utah, LLC
Healthtrust Utah Management Services, Inc.
Hospital Corporation of Utah
Lakeview Hospital
HTI Physician Services of Utah, Inc.
Jordan Family Health, L.L.C.
Lakeview Hospital Physician Services, LLC
Lakeview Internal Medicine, LLC
Lakeview Neurosurgery Clinic, LLC
Lakeview Professional Billing, LLC
Lakeview Urology & General Surgery, LLC
Layton Family Practice, LLC
Lone Peak General Surgery, LLC
Lone Peak Hospital, Inc.
Maternal Fetal Services of Utah, LLC
Mountain Division, Inc.
Mountain View Hospital, Inc.
Mountain View Hospital
Mountain View Medical Office Building, Ltd.
Mountain West Surgery Center, LLC
Mountain West Surgery Center
MountainStar Behavioral Health, LLC
MountainStar Brigham General Surgery, LLC
Mountainstar Brigham OBGYN, LLC
MountainStar Canyon Surgical Clinic, LLC
MountainStar Cardiology Ogden Regional, LLC
MountainStar Cardiology St. Marks, LLC
Mountainstar Cardiovascular Services, LLC
MountainStar Medical Group — Brigham City Community Hospital, LLC
MountainStar Medical Group — Ogden Regional Medical Center, LLC
MountainStar Medical Group — St. Mark’s Hospital, LLC
MountainStar Medical Group Neurosurgery — St. Mark’s, LLC
Mountainstar Ogden Pediatrics, LLC
Mt. Ogden Utah Surgical Center, LLC
Mt. Ogden Surgical Center
MVH Professional Services, LLC
Northern Utah Healthcare Corporation
St. Mark’s Hospital
Northern Utah Healthcare Imaging Holdco, LLC
Northern Utah Imaging, LLC
Ogden Imaging, LLC
Ogden Internal Medicine & Urology, LLC
Ogden Regional Health Plan, Inc.
Ogden Regional Medical Center Professional Billing, LLC
Ogden Senior Center, LLC
Salt Lake City Surgicare, Inc.
Shadow Mountain Family Medicine, LLC
St. Mark’s Gynecology Oncology Care, LLC
St. Mark’s Investments, Inc.
St. Mark’s Physician Billing, LLC

St. Mark’s Physicians, Inc.
St. Mark’s Professional Services, LLC
St. Mark’s South Jordan Family Practice, LLC
Surgicare of Bountiful, LLC
Surgicare of Mountain West, LLC
Surgicare of Mt. Ogden, LLC
Surgicare of Utah, LLC
Surgicare of Wasatch Front, LLC
The Wasatch Endoscopy Center, Ltd.
Wasatch Endoscopy Center
Timpanogos Pain Specialists, LLC
Timpanogos Professional Services, LLC
Timpanogos Regional Medical Services, Inc.
Timpanogos Regional Hospital
Utah Imaging GP, LLC
Utah Surgery Center, L.P.
South Towne Surgery Center
Wasatch Front Surgery Center, LLC
Utah Surgical Center
West Jordan Hospital Corporation
West Valley Imaging, LLC

VIRGIN ISLANDS
The London Breast Institute UK Ltd

VIRGINIA
Alleghany General and Bariatric Services, LLC
Alleghany Hospitalists, LLC
Alleghany Primary Care, Inc.
Alleghany Specialists, LLC
Ambulatory Services Management Corporation of Chesterfield County, Inc.
Appomattox Imaging, LLC
Arlington Surgery Center, L.P.
Arlington Surgicare, LLC
Ashburn ASC, LLC
Ashburn Imaging, LLC
Atrium Surgery Center, L.P.
Atrium Surgicare, LLC
Blacksburg Family Care, LLC
Buford Road Imaging, L.L.C.
Capital Anesthesia Services, LLC
Capital Division, Inc.
Cardiac Surgical Associates, LLC
Cardiothoracic Surgeons of Roanoke Valley, LLC
Carlin Springs Urgent Care, LLC
Central Shared Services, LLC
Chesterfield Imaging, LLC
Chippenham & Johnston-Willis Hospitals, Inc.
CJW Medical Center
Chippenham & Johnston-Willis Sports Medicine, LLC
Chippenham Ambulatory Surgery Center, LLC
Boulders Ambulatory Surgery Center
Chippenham Pediatric Specialists, LLC
Christiansburg Family Medicine, LLC

Christiansburg Internal Medicine, LLC
CJW Infectious Disease, LLC
CJW Wound Healing Center, LLC
Colonial Heights Ambulatory Surgery Center, L.P.
Colonial Heights Surgery Center
Colonial Heights Surgicare, LLC
Columbia Arlington Healthcare System, L.L.C.
Columbia Healthcare of Central Virginia, Inc.
Columbia Medical Group — Southwest Virginia, Inc.
Columbia Pentagon City Hospital, L.L.C.
Columbia/Alleghany Regional Hospital, Incorporated
LewisGale Hospital Alleghany
Columbia/HCA John Randolph, Inc.
John Randolph Medical Center
Commonwealth Perinatal Services, LLC
Crewe Outpatient Imaging, LLC
CVMC Property, LLC
Daleville Imaging Manager, LLC
Daleville Imaging, L.P.
Dominion Hospital Physicians’ Group, LLC
Fairfax Surgical Center, L.P.
Fairfax Surgical Center
Family Medicine of Blacksburg, LLC
Family Practice at Forest Hill, LLC
Family Practice at Retreat, LLC
Fort Chiswell Family Practice, LLC
Galen of Virginia, Inc.
Galen Property, LLC
Galen Virginia Hospital Corporation
Generations Family Practice, Inc.
GYN-Oncology of Southwest Virginia, LLC
Hanover Outpatient Surgery Center, L.P.
HCA Health Services of Virginia, Inc.
Henrico Doctors’ Hospital
Parham Doctors’ Hospital — A Campus of Henrico Doctors’ Hospital
Retreat Doctors’ Hospital — A Campus of Henrico Doctors’ Hospital
HCA Richmond Cardiac Clinical Co-Management Company, LLC
HCA Richmond Division, Inc.
HDH Thoracic Surgeons, LLC
Henrico Doctors’ Family Medicine, LLC
Henrico Doctors’ Neurology Associates, LLC
Henrico Doctor’s OB GYN Specialists, LLC
Henrico Radiation Oncology, LLC
Henrico Surgical Specialists, LLC
HSS Virginia, L.P.
Institute of Advanced ENT Surgery, LLC
Internal Medicine of Blacksburg, LLC
James River Internists, LLC
John Randolph Family Practice, LLC
John Randolph OB/GYN, LLC
John Randolph Surgeons, LLC
Lewis Gale Physicians Specialists, LLC
Lewis-Gale Hospital, Incorporated
Lewis-Gale Physicians, LLC

LGMC Ambulatory Surgery Center, LLC
Loudoun Surgery Center, L.P.
Loudoun Surgery Center, LLC
Management Services of the Virginias, Inc.
Mechanicsville Imaging, LLC
Montgomery Cancer Center, LLC
Montgomery Hospitalists, LLC
Montgomery Regional Hospital, Inc.
LewisGale Hospital Montgomery
Montgomery Surgery Associates, LLC
Northern Virginia Community Hospital, LLC
Northern Virginia Hospital Corporation
Orthopedics Specialists, LLC
Pediatric Specialists for CJW, LLC
Preferred Hospitals, Inc.
Primary Care of West End, LLC
Primary Health Group, Inc.
Pulaski Community Hospital, Inc.
LewisGale Hospital Pulaski
Pulaski Radiologists, LLC
Pulaski Urology, LLC
Quick Care Centers, LLC
Radford Family Medicine, LLC
Reston Hospitalists, LLC
Reston Surgery Center, L.P.
Reston Surgery Center
Retreat Cardiology, LLC
Retreat Hospital, LLC
Retreat Internal Medicine, LLC
Retreat Surgical Associates, LLC
Richmond Imaging Employer Corp.
Richmond Multi-Specialty, LLC
Richmond Pediatric Surgeon’s, LLC
Roanoke Imaging, LLC
Roanoke Neurosurgery, LLC
Roanoke Surgery Center, L.P.
Blue Ridge Surgery Center
Roanoke Valley Gynecology, LLC
Salem Hospitalists, LLC
Short Pump Imaging, LLC
Southwest Virginia Fertility Center, LLC
Southwest Virginia Orthopedics and Spine, LLC
Specialty Physicians of Northern Virginia, LLC
Spotsylvania Condominium Property, LLC
Spotsylvania Medical Center, Inc.
Spotsylvania Regional Medical Center
Spotsylvania Multi-Specialty Group, LLC
Spotsylvania Regional Surgery Center, LLC
Stafford Imaging, LLC
Surgical Associates of Southwest Virginia, LLC
Surgical Associates of the New River Valley, LLC
Surgicare of Ashburn, LLC
Surgicare of Chippenham, LLC
Surgicare of Fairfax, Inc.

Surgicare of Hanover, Inc.
Surgicare of Reston, Inc.
Surgicare of Roanoke, LLC
Surgicare of Spotsylvania, LLC
Surgicare of Tuckahoe, Inc.
Tri-City Multi-Specialty, LLC
Urology Specialists of Richmond, LLC
Virginia Gynecologic Oncology, LLC
Virginia Hematology & Oncology Associates, Inc.
Virginia Hospitalists, Inc.
Virginia Psychiatric Company, Inc.
Dominion Hospital
Virginia Quality Care Partners, LLC
West Creek Ambulatory Surgery Center, LLC
West Creek Medical Center, Inc.
Women’s & Children’s Center, LLC
Women’s Health Center of SWVA, LLC

WASHINGTON
ACH, Inc.
Capital Network Services, Inc.

WEST VIRGINIA
Columbia Parkersburg Healthcare System, LLC
Galen of West Virginia, Inc.
HCA Health Services of West Virginia, Inc.
Hospital Corporation of America
Parkersburg SJ Holdings, Inc.
Teays Valley Health Services, LLC
Tri Cities Health Services Corp.